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                                                                       EXHIBIT C



                             JOINT FILING AGREEMENT

         The undersigned, and each of them, do hereby agree and consent to the filing of a single statement on behalf of all of them on Schedule 13D and amendments thereto, in accordance with the provisions of Rule 13d-1(k)(1) of the Securities Exchange Act of 1934, as amended.

Dated: June 12, 2002

                                       ROPER FAMILY PROPERTIES, LTD., a
                                         Texas limited partnership

                                       By: ROPER OPERATIONS, INC., its
                                         General Partner

                                       By:   /s/  J. Mark Roper
                                             -----------------------------------
                                             Name:    J. Mark Roper
                                             Title:   President


                                       ROPER OPERATIONS, INC.

                                       By:   /s/  J. Mark Roper
                                             -----------------------------------
                                             Name:    J. Mark Roper
                                             Title:   President


                                         /s/ Patricia R. Elledge
                                         ---------------------------------------
                                             Patricia R. Elledge


                                         /s/ Judy Kathleen Roper Davis
                                         ---------------------------------------
                                             Judy Kathleen Roper Davis


                                         /s/ Jeanie Elisabeth Cornelius
                                         ---------------------------------------
                                             Jeanie Elisabeth Cornelius


                                       ESTATE OF JOE G. ROPER

                                       By:   /s/  J. Mark Roper
                                             -----------------------------------
                                             J. Mark Roper, Independent Executor